                              AMENDED AND RESTATED
                              INVESTORS' AGREEMENT

                                      dated

                                      as of

                                 March 29, 1999

                                      among

                     FISHER SCIENTIFIC INTERNATIONAL, INC.,
                      THOMAS H. LEE EQUITY FUND III, L.P.,
                          THL-CCI LIMITED PARTNERSHIP,
                           THL FOREIGN FUND III, L.P.,
                         THL FSI EQUITY INVESTORS, L.P.,
                     DLJ MERCHANT BANKING PARTNERS II, L.P.,
                   DLJ MERCHANT BANKING PARTNERS II - A, L.P.,
                         DLJ OFFSHORE PARTNERS II, C.V.,
                         DLJ DIVERSIFIED PARTNERS, L.P.,
                       DLJ DIVERSIFIED PARTNERS - A, L.P.,
                          DLJ MILLENNIUM PARTNERS, L.P.
                       DLJ MILLENNIUM PARTNERS - A, L.P.,
                             DLJMB FUNDING II, INC.,
                        UK INVESTMENT PLAN 1997 PARTNERS,
                             DLJ EAB PARTNERS, L.P.,
                                DLJ ESC II, L.P.,
                              DLJ FIRST ESC, L.P.,
                         CHASE EQUITY ASSOCIATES, L.P.,
                         MERRILL LYNCH KECALP L.P. 1997,
                                  KECALP INC.,
                             ML IBK POSITIONS, INC.

                                       AND

                       CERTAIN OTHER PERSONS NAMED HEREIN

                                TABLE OF CONTENTS
                                -----------------



                                                                            PAGE

                            ARTICLE I      DEFINITIONS

         Section 1.1  Definitions............................................. 2

                            ARTICLE II      CORPORATE GOVERNANCE AND MANAGEMENT

         Section 2.1  Composition of the Board................................13
         Section 2.2  Removal.................................................13
         Section 2.3  Vacancies...............................................14
         Section 2.4  Action by the Board.....................................14
         Section 2.5  Conflicting Charter or Bylaw
                      Provision...............................................15

                            ARTICLE III     RESTRICTIONS ON TRANSFER

         Section 3.1  General.................................................15
         Section 3.2  Legends.................................................16
         Section 3.3  Permitted Transferees; Transfers
                      by THL Entities; Exchanges by THL
                      Entities................................................16
         Section 3.4  Restrictions on Transfers by
                      Institutional Shareholders..............................17
         Section 3.5  Restrictions on Transfers by
                      Management Shareholders.................................18
         Section 3.6  Company Right of First Refusal..........................19
         Section 3.7  Notifications Regarding Transfers.......................20

                            ARTICLE IV TAG-ALONG RIGHTS; DRAG-ALONG RIGHTS; PREEMPTIVE RIGHTS

         Section 4.1  Rights to Participate in Transfer.......................20
         Section 4.2  Right to Compel Participation
                      in Certain Transfers....................................23
         Section 4.3  Preemptive Rights.......................................26
         Section 4.4. Certain Other Purchases of Equity
                      Securities..............................................30


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
                            ARTICLE V      REGISTRATION RIGHTS

         Section 5.1  Demand Registration.....................................31
         Section 5.2  Piggyback Registration..................................34
         Section 5.3  Holdback Agreements.....................................36
         Section 5.4  Registration Procedures.................................36
         Section 5.5  Indemnification by the Company..........................41
         Section 5.6  Indemnification by Participating
                      Shareholders............................................42
         Section 5.7  Conduct of Indemnification
                      Proceedings.............................................43
         Section 5.8  Contribution............................................44
         Section 5.9  Participation in Public Offering........................46
         Section 5.10 Cooperation by the Company..............................46
         Section 5.11 No Transfer of Registration
                      Rights..................................................47

                            ARTICLE VI      CERTAIN COVENANTS AND AGREEMENTS

         Section 6.1  Confidentiality.........................................47
         Section 6.2  Reports.................................................49
         Section 6.3  Limitations on Subsequent
                      Registration............................................49
         Section 6.4  Limitation on Purchase of Equity
                      Securities..............................................49
         Section 6.5  Regulated Stockholders..................................50

                            ARTICLE VII     MISCELLANEOUS

         Section 7.1  Entire Agreement........................................51
         Section 7.2  Binding Effect; Benefit.................................51
         Section 7.3  Assignability...........................................52
         Section 7.4  Amendment; Waiver; Termination..........................52
         Section 7.5  Notices.................................................53
         Section 7.6  Headings................................................55
         Section 7.7  Counterparts............................................56
         Section 7.8  Applicable Law..........................................56
         Section 7.9  Specific Performance....................................56
         Section 7.10 Consent to Jurisdiction; Expenses.......................56
         Section 7.11 Representative..........................................57
         Section 7.12 Severability............................................59


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                                                                            PAGE

                              AMENDED AND RESTATED
                              INVESTORS' AGREEMENT

                  AMENDED AND RESTATED AGREEMENT (this "Agreement") dated as of March 29, 1999 among (i) Fisher Scientific International, Inc. (the "Company"),
(ii) Thomas H. Lee Equity Fund III, L.P. ("THL"), certain individuals associated with THL listed on Schedule I attached hereto, THL-CCI Limited Partnership ("THL-CCI"), THL Foreign Fund III, L.P. and THL FSI Equity Investors, L.P. ("THL/FSI" and collectively with THL, the individuals listed on Schedule I, THL-CCI, and THL Foreign Fund III, L.P., the "THL Entities"), (iii) DLJ Merchant Banking Partners II, L.P. ("DLJMB"), DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ Merchant Banking Partners II A, L.P., DLJ Diversified Partners - A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners - A, L.P., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P., DLJ ESC II, L.P., and DLJ First ESC, L.P. (collectively the "DLJ Entities"), (iv) Chase Equity Associates, L.P. ("Chase Equity"), (v) Merrill Lynch KECALP L.P. 1997, KECALP INC., and ML IBK Positions, Inc., (collectively, the "Merrill Lynch Entities" and, together with each other entity listed in clauses (iii) and (iv), the "Institutional Shareholders" and, collectively with (ii), the "Equity Investors") and (vi) certain other Persons listed on the signature pages hereof (including the trust pursuant to the Trust Agreement, dated of even date herewith, between the Company and Mellon Bank, N.A., as trustee (the "Rabbi Trust")) (the "Management Shareholders" and individually, along with the THL Entities, DLJ Entities, Chase Equity, and Merrill Lynch Entities, each a "Shareholder") and such other parties who may become parties of this Agreement pursuant to the terms hereof.

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto entered into an investors' agreement, dated as of January 21, 1998 (the "Original Agreement"), to govern certain of their rights, duties and obligations after consummation of the Merger (as defined below); and

                  WHEREAS, the parties hereto desire to amend and restate the Original Agreement in its entirety as set forth below; and

                  WHEREAS, pursuant to the Subscription Agreement (as defined below) the Equity Investors acquired securities of FSI Merger Corp. ("FSI"); and

                  WHEREAS, pursuant to the terms of the Merger Agreement (as defined below), FSI was merged with and into the Company, with the Company as the surviving corporation (the "Merger"); and

                  WHEREAS, pursuant to the Merger, the stock of FSI held by the Equity Investors was converted into stock of the Company; and

                  WHEREAS, pursuant to the Merger, the Management Shareholders retained shares of stock of the Company; and

                  WHEREAS, upon the Merger and pursuant to the Equity Investors' commitment to purchase cumulative preferred stock of the Company, warrants to purchase common stock of the Company were issued to the Equity Investors; and

                  WHEREAS, pursuant to the Rabbi Trust and any stock or option plan, Management Shareholders hold shares of stock of the Company; and

                  WHEREAS, the parties hereto may obtain additional shares of stock of the Company in the future;

                  The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section I.1 DEFINITIONS. (a) The following terms, as used herein, have the following meanings:

                  "Adverse Person" means any Person whom the Board reasonably determines is a competitor or a potential competitor of the Company or its Subsidiaries.

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that no securityholder of the Company shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Company. For the purpose of this definition, the term "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Applicable Law," with respect to any Person, means all provisions of all laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to such Person or any of its assets or property or to which such Person or any of its assets or property is subject, and all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which such Person is a party or by which it or any of its assets of properties is or may be bound or subject.

                  "beneficially own" shall have the meaning set forth in Rule 13d-3 of the Exchange Act.

                  "Board" means the board of directors of the Company.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

                  "Closing Date" means January 21, 1998.


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

                  "Common Stock" shall mean the common stock, par value $.01 per share, of the Company, non-voting common stock, par value $.01 per share, of the Company and any stock into which such common stock and non-voting common stock may thereafter be converted or changed.

                  "Demand Registration" means collectively, a THL Demand Registration, an Institutional Shareholder Demand Registration, or a Management Shareholder Demand Registration.

                  "Derivatives" shall mean options, warrants (including the Equity Warrants) or other rights to acquire any Equity Securities of the Company.

                  "Equity Investors" means the Institutional Shareholders and the THL Entities.

                  "Equity Securities" means the Common Stock and preferred stock, securities convertible into or exchangeable for Common Stock or preferred stock, Derivatives, and any other equity security issued by the Company. In connection with any reference to a class of Equity Securities which does not specify whether such class is voting or non-voting, voting Common Stock and non-voting Common Stock shall be treated as the same class of Equity Securities to the extent that such voting and non-voting Common Stock have identical terms other than with respect to voting rights.

                  "Equity Warrants" means warrants to purchase Common Stock pursuant to the Equity Warrant Acquisition Agreement.

                  "Equity Warrant Acquisition Agreement" means the Common Stock Warrant Acquisition Agreement, of even date herewith, among the Company, the Institutional Shareholders and the THL Entities.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.


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

                  "Federal Reserve Board" means The Board of Governors of the United States Federal Reserve System.

                  "Fully Diluted" means, with respect to any class of Equity Securities, all outstanding shares of such class and all shares issuable in respect of securities convertible into or exchangeable for such class, stock appreciation rights or options, warrants and other irrevocable rights to purchase or subscribe for such class or securities convertible into or exchangeable for such class; provided, that no Person shall be deemed to own such number of Fully Diluted shares of such class as such Person has the right to acquire from any Person other than the Company.

                  "Initial Ownership" means, with respect to any class of Equity Securities, the number of shares of such class of Equity Securities beneficially owned and (without duplication) which such Persons had the right to acquire from any Person as of January 21, 1998, or in the case of any Person that shall become a party to this Agreement on a later date, as of such date, taking into account any stock split, stock dividend, reverse stock split or similar event.

                  "Initial Public Offering" means the first sale after January 21, 1998 of Common Stock pursuant to an effective registration statement under the Securities Act (other than a registration statement on Form S-8 or any successor form).

                  "Merger Agreement" means the Second Amended and Restated Agreement and Plan of Merger, as amended, dated as of November 14, 1997, by and between the Company and FSI.

                  "New Common Securities" means the Common Stock, whether now authorized or not, any rights, options or warrants to purchase Common Stock and any indebtedness or stock of the Company which is convertible into Common Stock (or which is convertible into a security which is, in turn, convertible into Common Stock) issued after January 21, 1998; provided, that the term "New Common

Securities" does not include (i) such Equity Securities issued as a stock dividend to all holders of Common Stock pro rata or upon any subdivision or combination of shares of Common Stock; (ii) shares of Common Stock issued upon exercise of Derivatives outstanding on January 21, 1998; (iii) shares of Common Stock issued to Michael D. Dingman (or entities designated by Mr. Dingman who become upon such issuance a party to this Agreement in accordance with Section 7.3(a) and (b)) in exchange for up to $7,500,000 in cash; and (iv) Equity Securities issued in connection with a THL Exchange.

                  "New Preferred Securities" means any preferred stock, whether now authorized or not, any rights, options or warrants to purchase preferred stock and any indebtedness or stock of the Company which is convertible into preferred stock (or which is convertible into a security which is, in turn, convertible into preferred stock) issued after January 21, 1998; provided, that the term "New Preferred Securities" does not include such Equity Securities issued as a stock dividend to all holders of preferred stock pro rata or upon any subdivision or combination of shares of preferred stock and (ii) shares of preferred stock issued upon exercise of Derivatives outstanding on January 21, 1998.

                  "Non-THL Shareholders" means all Shareholders other than the THL Entities.

                  "Percentage Ownership" means, with respect to any Shareholder at any time, (i) the number of Fully Diluted shares of Common Stock that such Shareholder beneficially owns (and, without duplication, has the right to acquire from any Person) at such time, divided by (ii) the total number of Fully Diluted shares of Common Stock at such time.

                  "Permitted Transferee" means (i) in the case of Institutional Shareholders (A) the Company, (B) any THL Entity, (C) any general or limited partner or shareholder of such Shareholder, and any corporation, partnership or other entity that is an Affiliate of such Shareholder (collectively, "Shareholder Affiliates"), (D) any general partner, limited partner, employee, officer or director of such Shareholder or a Shareholder Affiliate, or any spouse, lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, lifetime trustee, legatee or beneficiary of any of the foregoing persons described in this clause (d) (collectively, "Shareholder Associates"), and (E) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, stockholders, members or general or limited partners of which include only such Shareholder, such Shareholder Affiliates or Shareholder Associates; provided, however, that in order for any of the parties identified in clauses (C), (D) or (E) to be a Permitted Transferee in connection with a Transfer (or series of related Transfers) in excess of 2.5% of such Institutional Shareholder's Initial Ownership of the class of Equity Securities to be transferred, such party must be acceptable to THL, which acceptance may not be unreasonably withheld and which acceptance shall not be required for the Transfer by KECALP Inc. of all of its Equity Securities to Merrill Lynch KECALP International L.P. 1997, a Cayman Islands limited partnership; PROVIDED, FURTHER, HOWEVER, that the foregoing proviso shall not be applicable if the number of Shares of a class of Equity Securities to be Transferred by an Institutional Shareholder pursuant to clause (C), (D) or (E), together with all other Transfers of such class of Equity Securities by such Institutional Shareholder and its Permitted Transferees pursuant to any of such clauses, is less than (I) the aggregate number of Shares of such class of Equity Securities Transferred by the THL Entities and their THL Designated Transferees in accordance with clause (A) or (B) of the definition of "THL Designated Transferees" MULTIPLIED BY (II) such Institutional Shareholders' Initial Proportionate Equity Interest of such class, treating for purposes of this proviso the Equity Warrants as part of the class of Common Stock, or

                  (ii) in the case of a Management Shareholder (A) the Company,
(B) any THL Entity, (C) a spouse or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, lifetime trustee, legatee or beneficiary of any of such Management Shareholder, (D) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, stockholders, members or general or limited partners of which include only the Persons named in clause (B) or (C),
(E) bona fide financial institutions, to the extent that such transfer is in connection with a pledge in connection with a borrowing arrangement unrelated to a constructive or synthetic sale, such as any hedge, sale or purchase of any derivative security or other action (other than Transfers expressly permitted by the terms hereof) having the effect of reducing a Management Shareholder's economic interest in Equity Securities or reducing a Management Shareholder's exposure to a decrease in fair market value of Equity Securities, or other similar transaction involving such Management Shareholder's Equity Securities, or (F) a charitable institution as defined in Section 501(c) of the Internal Revenue Code of 1986, as amended, which receives a bona fide gift of Shares, which when aggregated with all other Transfers of Shares of such class of Equity Securities by such Management Shareholder and its Permitted Transferees pursuant to this clause (F) does not exceed 10% of such Management Shareholders' Initial Ownership of such class of Equity Securities.

                  "Person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Primary Executives" means the following Management
Shareholders: Paul M. Montrone and Paul M. Meister.

                  "Public Offering" means any primary or secondary public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement filed in connection with a transaction of the type described in Rule 145 of the Securities Act or for the purpose of issuing securities pursuant to an employee benefit plan.

                  "Qualifying Public Offering" means a Public Offering yielding aggregate gross proceeds of at least $50,000,000.

                  "Registrable Securities" means at any time, with respect to any Shareholder or its Permitted Transferees, any shares of Common Stock then owned by such Shareholder or its Permitted Transferees until (i) a registration statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) such securities are otherwise Transferred, the Company has delivered a new certificate or other evidence of ownership for such securities not bearing the legend required pursuant to this Agreement and such securities may be resold without subsequent registration under the Securities Act.

                  "Registration Expenses" means (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities registered), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 5.4(h) hereof), (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of up to one counsel for the Shareholders participating in the offering, (viii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. (the "NASD") including fees and expenses of any "qualified independent underwriter" and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts, commissions or transfer taxes attributable to the sale of Registrable Securities, or any out-of-pocket expenses (except as set forth in clause (vii) above) of the Shareholders or any fees and expenses of underwriter's counsel.

                  "Regulated Stockholder" shall mean Chase Equity Associates, L.P. and any other Stockholder (i) that is subject to the provisions of Regulation Y or Regulation K of the Federal Reserve Board, 12 C.F.R. Part 225 (or any successor to such Regulations) and (ii) that holds Equity Securities of the Company and (iii) that has provided written notice to the Company of its status as a "Regulated Stockholder" hereunder.

                  "Regulatory Problem" means any set of facts or circumstance wherein it has been asserted by any governmental regulatory agency (or a Regulated Stockholder reasonably believes that there is a risk of such assertion) that such Regulated Stockholder is not entitled to acquire, own, hold or control, or exercise any significant right (including the right to vote) with respect to, any Equity Securities of the Company or any subsidiary of the Company.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shareholder" means each Person (other than the Company but including the Equity Investors and the Management Shareholders) who is or shall become a party to this Agreement, whether in connection with the execution and delivery of the Original Agreement or this

Agreement, pursuant to Section 7.3 or otherwise, so long as such Person shall beneficially own any Equity Securities.

                  "Shares" means shares of Common Stock and other Equity Securities held by the Shareholders on January 21, 1998 or acquired thereafter, but excluding any Derivatives.

                  "Subscription Agreement" means each Subscription Agreement dated as of January 21, 1998 between FSI and each of the Equity Investors.

                  "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

                  "THL Designated Transferee" means (A) any general or limited partner of the THL Entities (a "THL Partner"), and any corporation, partnership, or other entity which is an Affiliate of the THL Entities or any THL Partner (collectively, the "THL Affiliates"), (B) any managing director, general partner, director, limited partner, officer or employee of the THL Entities or a THL Affiliate, or the heirs, executors, administrators, testamentary trustees, lifetime trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (B) (collectively, "THL Associates"), (C) a charitable institution as defined in Section 501(c) of the Internal Revenue Code of 1986, as amended, which receives a bona fide gift by a THL Individual of Shares (D) a bank, financial institution or other lender which receives a bona fide pledge by a THL Individual of Shares, and (E) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the THL Entities, THL Affiliates, THL Associates, their spouses or their lineal descendants. The term "THL Entities," to the extent the THL Entities shall have Transferred any of its Shares to

"THL Designated Transferees," shall mean the THL Entities and the THL Designated Transferees of the THL Entities, taken together, and any right or action that may be exercised or taken at the election of the THL Entities may be exercised or taken at the election of the THL Entities and such THL Designated Transferees, unless otherwise restricted by the THL Entity engaging in such a transfer.

                  "THL Individuals" means the Persons listed on Schedule I and
Schedule II.

                  "Underwritten Public Offering" means a firmly underwritten public offering of Registrable Securities of the Company pursuant to an effective registration statement under the Securities Act.

                  (b) Each of the following terms is defined in the Section set forth opposite such term:

                  TERM                                                 SECTION

                  Cause                                                2.2
                  Confidential Information                             6.1(b)
                  DLJ Entities Representative                          7.11(b)
                  Drag-Along Notice                                    4.2(b)
                  Drag-Along Notice Period                             4.2(b)
                  Drag-Along Portion                                   4.2(a)
                  Drag-Along Rights                                    4.2(a)
                  Drag-Along Sale                                      4.2(a)
                  Drag-Along Sale Price(s)                             4.2(b)
                  ethical wall                                         6.1(a)
                  Holders                                              5.1(b)
                  Indemnified Party                                    5.7
                  Indemnifying Party                                   5.7
                  Initial Proportionate
                     Equity Interest                                   3.4
                  Inspectors                                           5.4(g)
                  Institutional Shareholder
                     Demand Registration                               5.1(g)
                  Management Representative                            7.11(d)
                  Management Transfer                                  3.5(a)
                  Maximum Offering Size                                5.1(e)

                  Merrill Lynch Entities
                     Representative                                    7.11(c)
                  New Securities                                       4.3(a)
                  Nominee                                              2.3(a)
                  Offer Price                                          3.6(a)
                  Offered Shares                                       3.6(a)
                  Offeror                                              3.6(a)
                  Option Period                                        3.6(a)
                  Piggyback Registration                               5.2(a)
                  Preemptive Rights Notice                             4.3(a)
                  Preemptive Rights Portion                            4.3(a)
                  Primary Executive Demand
                     Registration                                      5.1(h)
                  Records                                              5.4(g)
                  Representatives                                      6.1(b)
                  Shareholder                                          7.3(a)
                  Tag-Along Notice                                     4.1(b)
                  Tag-Along Notice Period                              4.1(b)
                  Tag-Along Offer                                      4.1(b)
                  Tag-Along Person                                     4.1(a)
                  Tag-Along Portion                                    4.1(b)
                  Tag-Along Response Notice                            4.1(b)
                  Tag-Along Right                                      4.1(b)
                  Tag-Along Sale                                       4.1(a)
                  Tag-Along Shareholder                                4.1(a)
                  Third Party Purchase Notice                          4.4
                  Third Party Purchase Portion                         4.4
                  THL Demand Registration                              5.1(a)
                  THL Entities Representative                          7.11(a)
                  THL Entity Shareholder                               7.3(d)
                  THL Exchange                                         3.3
                  Threshold Percentage                                 4.1(a)
                  Transfer                                             3.1(a)
                  Transfer Notice                                      3.6(a)
                  Trigger Date                                         6.4


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

                                   ARTICLE II

                       CORPORATE GOVERNANCE AND MANAGEMENT

                  Section II.1 COMPOSITION OF THE BOARD. The Board shall consist of at least nine, but no more than ten, members (two of which shall be individuals which are not "Affiliates" or "Associates" (as those terms are used within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of any Shareholder or its Affiliates), of whom four shall be nominated by THL, one shall be nominated by DLJMB, one shall be Paul M. Montrone and one shall be Paul M. Meister. Each Shareholder entitled to vote for the election of directors to the Board agrees that it will vote its shares of Common Stock or execute consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of shareholders) in order to ensure that the composition of the Board is as set forth in this
Section 2.1; provided that, no Shareholder shall be required to vote for another Shareholder's nominee or Mr. Montrone or Mr. Meister if the number of shares of Common Stock held by (i) Mr. Montrone and Mr. Meister collectively, or (ii) such other Shareholder making the nomination collectively with its Affiliates, as applicable, is, at the close of business on the day preceding such vote or execution of consents, less than 10% of such party's or parties' Initial Ownership of shares of Common Stock on a Fully Diluted basis; and, provided further, that for so long as Messrs. Montrone and Meister collectively own 10% or more of their collective Initial Ownership of shares of Common Stock on a Fully Diluted basis, designees nominated by THL and the Equity Investors shall be selected in good faith after consultation with Messrs. Montrone and Meister, which consultation shall involve a consideration of Messrs. Montrone and Meister's views relating to the Company. The initial Board after the execution of this Agreement shall consist of the individuals listed on Schedule III hereto.

                  Section II.2 REMOVAL. Each Shareholder agrees that if, at any time, it is then entitled to vote for the removal of directors of the Company, it will not vote any of its shares of Common Stock in favor of the removal of any director who shall have been designated or nominated pursuant to Section 2.1 unless such removal shall be for Cause or such director or the Person(s) entitled to designate or nominate such director shall have consented to such removal in writing, provided that if the Persons entitled to designate or nominate any director pursuant to
Section 2.1 shall request the removal, with or without Cause, of such director in writing, such Shareholder shall vote its shares of Common Stock in favor of such removal. Removal for "Cause" shall mean removal of a director because of such director's (a) willful and continued failure substantially to perform his duties with the Company in his established position, (b) willful conduct which is injurious to the Company or any of its Subsidiaries, monetarily or otherwise, or (c) conviction for, or guilty plea to, a felony or a crime involving moral turpitude.

                  Section II.3 VACANCIES. If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board:

                  (a) the Shareholder(s) entitled under Section 2.1 to nominate such director whose death, disability, retirement, resignation or removal resulted in such vacancy, may, subject to the provisions of
         Section 2.1, nominate another individual (the "Nominee") to fill such vacancy and serve as a director of the Company;

                  (b) subject to Section 2.1, each Shareholder then entitled to vote for the election of the Nominee as a director of the Company agrees that it will vote its shares of Common Stock, or execute a written consent, as the case may be, in order to ensure that the Nominee be elected to the Board; and

                  (c) in the case of removal of either of the Primary Executives from the Board, the other Primary Executive, if he is still a member of the Board, shall be entitled to nominate an individual to fill the resulting vacancy, and the provisions of Section 2.3(b) shall apply to the election of such nominee.

                  Section II.4 ACTION BY THE BOARD. (a) A quorum of the Board shall consist initially of three directors; provided that THL shall have the right, subject to applicable law or regulation, in its sole discretion, until such time as THL owns less than 25% of its Initial Ownership of shares of Common Stock, to increase or decrease the number of directors necessary to constitute a quorum.

                           (b) All actions of the Board shall require the
affirmative vote of at least a majority of the directors at a duly convened meeting of the Board at which a quorum is present or the unanimous written consent of the Board; provided that, in the event there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

                  Section II.5 CONFLICTING CHARTER OR BYLAW PROVISION. Each Shareholder shall vote its shares of Common Stock, and shall take all other actions reasonably necessary, to ensure that the Company's certificate of incorporation and bylaws (copies of which are attached hereto as Exhibits A and B) facilitate and do not at any time conflict with any provision of this Agreement.

                                   ARTICLE III

                            RESTRICTIONS ON TRANSFER

                  Section III.1 GENERAL. (a) Each Equity Investor understands and agrees that the shares of Common Stock purchased pursuant to the Subscription Agreement and the Equity Warrants received pursuant to the Equity Warrant Acquisition Agreement have not been registered under the Securities Act and are restricted securities. Each Shareholder agrees that it will not, directly or indirectly, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of ("Transfer") any Shares or Equity Warrants (or solicit any offers to buy or otherwise acquire, or take a pledge of any Shares or Equity Warrants) except in compliance with the Securities Act and the terms and conditions of this Agreement.

                           (b) Any attempt by any Shareholder to Transfer any
Shares or Equity Warrants not in compliance with this Agreement shall be null and void and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company's stock records to such attempted Transfer.

                           (c) Notwithstanding anything herein to the contrary,
except as may be otherwise set forth in the applicable instrument, Derivatives (other than the Equity Warrants) shall be transferable only by will, law of descent or distribution or pursuant to Section 4.2 hereof.

                  Section III.2 LEGENDS. (a) In addition to any other legend that may be required, each certificate for Shares that is issued to any Shareholder shall bear a legend in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL LIMITATIONS OR RESTRICTIONS ON TRANSFER AS SET FORTH IN THE INVESTORS' AGREEMENT DATED AS OF JANUARY 21, 1998, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM FISHER SCIENTIFIC INTERNATIONAL INC. OR ANY SUCCESSOR THERETO."

                           (b) If any Shares shall cease to be Registrable
Securities under clause (i) or clause (ii) of the definition thereof, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the first sentence of the legend required by Section 3.2(a) endorsed thereon. If any Shares cease to be subject to any and all limitations or restrictions on Transfer set forth in this Agreement, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the second sentence of the legend required by Section 3.2(a) endorsed thereon.

                  Section III.3 PERMITTED TRANSFEREES; TRANSFERS BY THL ENTITIES; EXCHANGES BY THL ENTITIES. Notwithstanding anything in this Agreement to the contrary, (a) any Non-THL Shareholder may at any time Transfer any or all of its Shares or Equity Warrants to one or more of its Permitted Transferees so long as (i) such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement pursuant to Section 7.3 and (ii) the Transfer to such Permitted Transferee is not in violation of applicable federal or state securities laws and (b) any THL Entity may at any time Transfer any or all of its Shares or Equity Warrants to any third party (including THL Designated Transferees) so long as (i) the Transfer is in compliance with Section 4.1 hereof, (ii) if the transferee is to be treated as a THL Designated Transferee, such transferee shall have agreed in writing to be bound by the terms of this Agreement pursuant to Section 7.3 and (iii) the Transfer is not in violation of applicable federal or state securities laws. Any THL Entity may at any time exchange (a "THL Exchange") with the Company any or all of its voting Equity Securities on a share-for-share basis for shares of an equivalent class of non-voting Equity Securities of the Company, which non-voting Equity Securities shall have substantially the rights, preferences and limitations as set forth in the form of certificate of designation attached hereto as Exhibit C. The Company agrees to take all such actions, subject to Applicable Law, as are reasonably requested by any THL Entity to effectuate a THL Exchange.

                  Section III.4 RESTRICTIONS ON TRANSFERS BY INSTITUTIONAL SHAREHOLDERS. Except as provided in Section 3.3, each Institutional Shareholder and each Permitted Transferee of such Institutional Shareholder may Transfer its Shares and Equity Warrants only as follows:

                           (i)  in a Transfer made in compliance with Section
4.1 or 4.2;

                           (ii) in a Public Offering in connection with the exercise of its rights under Article 5 hereof;

                           (iii) following the earlier to occur of (A) the date on which the Percentage Ownership of such Institutional Shareholder and its Permitted Transferees is less than 25% of its Initial Ownership of shares of Common Stock and (B) the seventh anniversary of the Closing Date, to any Person other than any Adverse Person; or

                           (iv) in a Transfer made after an Initial Public Offering in compliance with Rule 144 under the Securities Act; provided, however, notwithstanding the foregoing, the Institutional Shareholder may not Transfer an aggregate number of Shares of such class of Equity Securities that, together with all prior Transfers of such class by such Institutional Shareholder and its Permitted Transferees pursuant to one or more Rule 144 Transfers, represents more than (A) the aggregate number of Shares of such class Transferred by the THL Entities and their THL Designated Transferees (other than, in either case, to THL Designated Transferees) MULTIPLIED BY (B) such Institutional Shareholders' Initial Proportionate Equity Interest of such class; provided, further, that, for purposes of this subsection
         (iv), the Equity Warrants shall be treated as part of the class of shares of Common Stock and the calculations described herein shall include the number of shares of Common Stock issuable upon exercise of such Equity Warrants. The "Initial Proportionate Equity Interest" of a party is such party's Initial Ownership of such class divided by the Initial Ownership of THL of such class.

                  Section III.5 RESTRICTIONS ON TRANSFERS BY MANAGEMENT SHAREHOLDERS. (a) Except as provided in Section 3.3, each Management Shareholder and each Permitted Transferee of such Management Shareholder may Transfer its Shares only as follows or as set forth in Section 3.5(b):

                           (i) in a Transfer made in compliance with Section 4.1 or 4.2;

                           (ii) in a Public Offering in connection with the exercise of its rights under Article 5 hereof;

                           (iii) in a Transfer made after an Initial Public Offering in compliance with Rule 144 under the Securities Act; provided, however, notwithstanding the foregoing, the Management Shareholder may not Transfer an aggregate number of Shares of any class of Equity Securities that, together with all prior Transfers of such class by such Management Shareholder and its Permitted Transferees pursuant to one or more Rule 144 Transfers, represents more than (A) the aggregate number of Shares of such class Transferred by the THL Entities and their THL Designated Transferees (other than, in either case, to THL Designated Transferees) MULTIPLIED BY (B) such Management Shareholders' Initial Proportionate Equity Interest of such class;

                           (iv) following the tenth anniversary of the Closing Date to any Third Party other than an Adverse Person; or

                           (v) subject to Section 3.6, a Transfer by a Management Shareholder to another Management Shareholder (a "Management Transfer").

                           (b) Each Management Shareholder and each Permitted
Transferee of such Management Shareholder may Transfer its Shares to any Person other than an Adverse Person upon the occurrence of a Qualifying Public Offering.

                  Section III.6 COMPANY RIGHT OF FIRST REFUSAL. (a) If a Management Shareholder (an "Offeror") desires to Transfer Shares to another Management Shareholder pursuant to the provisions of Section 3.5(a)(v):

                  (i) such Offeror shall give notice of such offer (the "Transfer Notice") to the Company. The Transfer Notice shall state the terms and conditions of such offer, including the name of the prospective purchaser, the proposed purchase price per share of such Shares (the "Offer Price"), payment terms (including a description of any proposed non-cash consideration), the type of disposition and the number of such Shares to be transferred ("Offered Shares"). The Transfer Notice shall further state that the Company may acquire, in accordance with the provisions of this Agreement, any of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

                  (ii) For a period of ten Business Days after receipt of the Transfer Notice (the "Option Period"), the Company may, by notice in writing to the Offeror delivering such Transfer Notice, elect in writing to purchase all, but not less than all, of the Offered Shares at the Offer Price. The closing of the purchase of Shares pursuant to
         Section 3.5, shall take place at the principal office of the Company on the tenth day after the expiration of the Option Period. At such Closing, the Company shall deliver to the Offeror, against delivery of certificates duly endorsed and stock powers representing the Shares being acquired by the Company, the Offer Price, on the same terms as set forth in the Transfer Notice (including any non-cash consideration described therein), payable in respect of the Shares being purchased by the Company. All of the foregoing deliveries will be deemed to be made simultaneously, and none shall be deemed completed until all have been completed.

         (b) The provisions of Section 3.6(a) shall not apply to a Management Shareholder (other than a Primary Executive) if such Management Shareholder Transfers Shares aggregating, with all other prior Transfers of Shares by such Management Shareholder, an amount less than 25% of such Management Shareholder's Initial Ownership.

                  Section III.7 NOTIFICATIONS REGARDING TRANSFERS. To the extent that either an Institutional Shareholder proposes a Transfer pursuant to Section 3.4(iv) or a Management Shareholder proposes a Transfer pursuant to Section 3.5(a)(iii), such Shareholder shall provide notice to THL at least five Business Days prior to the proposed Transfer Date of the number of Shares proposed to be Transferred. Not less than two Business Days prior to the proposed Transfer Date, THL shall notify such Shareholder of whether the Transfer is believed to be permitted based on the formulas set forth in Section 3.4(iv) or 3.5(a)(iii), as applicable.


                                   ARTICLE IV

             TAG-ALONG RIGHTS; DRAG-ALONG RIGHTS; PREEMPTIVE RIGHTS

                  Section IV.1 RIGHTS TO PARTICIPATE IN TRANSFER. (a) If the THL Entities propose to Transfer (a "Tag-Along Sale") shares of a class of Equity Securities, other than Transfers of shares of such class (i) in a Public Offering pursuant to the exercise of their rights under Article 5, (ii) to any THL Designated Transferee, (iii) up to the Threshold Percentage or (iv) in a THL Exchange, the Non-THL Shareholders may, at their option, elect to exercise their rights under this Section 4.1 (each such Shareholder, a "Tag-Along Person"); provided, however, that the exception set forth in clause (iii) shall not apply to the Primary Executives. The "Threshold Percentage" shall equal 5% in the aggregate of the THL Entities' Initial Ownership of such class of Equity Securities.

                      (b) In the event of a proposed Transfer in accordance with paragraph (a) above, THL shall provide each Non-THL Shareholder written notice of the terms and conditions of such proposed Transfer ("Tag-Along Notice") at least 10 days prior to such proposed Transfer and offer each Tag-Along Person the opportunity to partici-pate in such sale. The Tag-Along Notice shall identify the number of shares of such class of Equity Securities to be sold in the Tag-Along Sale ("Tag-Along Offer"), the price at which the Transfer is proposed to be made, and all other material terms and conditions of the Tag-Along Offer, including the form of the proposed agreement, if any. From the date of the Tag-Along Notice, each Tag-Along Person shall have the right (a "Tag-Along Right"), exercisable by written notice ("Tag-Along Response Notice") given to THL within 5 Business Days (the "Tag-Along Notice Period"), to request that THL include in the proposed Transfer the number of shares of such class of Equity Securities held by such Tag-Along Person as is specified in such notice; provided that if the aggregate number of shares of such class of Equity Securities proposed to be sold by the THL Entities and all Tag-Along Persons in such transaction exceeds the number of shares of such class of Equity Securities which can be sold on the terms and conditions set forth in the Tag-Along Notice, then only the Tag-Along Portion of shares of the THL Entities and each Tag-Along Person shall be sold pursuant to the Tag-Along Offer. "Tag-Along Portion" means, with respect to any class of Equity Securities, the number of shares of such class held (or, without duplication, that such Shareholder has the right to acquire from any Person) by the Tag-Along Person or THL, as the case may be, multiplied by a fraction, the numerator of which is the maximum number of shares of such class subject to the Tag-Along Offer and the denominator of which is the aggregate number of shares of such class on a Fully Diluted basis owned by all Shareholders. In the event the THL Entities shall propose to Transfer a number of shares of such class in excess of the Threshold Percentage, the Tag-Along Portion shall be calculated with respect to all of the shares proposed to be Transferred by the THL Entities. To the extent that the Tag-Along Notice provides that shares of Common Stock and Equity Warrants will be transferred (i) the Equity Warrants and the Common Stock shall be treated as part of a single class of Equity Securities and, if applicable, Equity Warrants are referred to in this Section 4.1 as "shares" of such class, (ii) the calculations described in this Section 4.1 with respect to such

Tag-Along Notice shall include the number of shares of Common Stock issuable upon exercise of such Equity Warrants and (iii) the allocation between Equity Warrants and shares of Common Stock subject to the Tag-Along Rights will be proportional to the allocation of the number of Shares subject to the Tag-Along Notice as compared with the number of Equity Warrants subject to the Tag-Along Notice.

                           (c) If the Tag-Along Persons exercise their Tag-Along
Rights hereunder, each Tag-Along Person shall deliver, together with its Tag-Along Response Notice, to THL the certificate or certificates representing the Shares of such Tag-Along Person to be included in the Transfer, together with a limited power-of-attorney authorizing THL to Transfer such Shares on the terms set forth in the Tag-Along Notice. It is understood that to the extent THL can do so without affecting the other terms on which the Tag-Along Sale is proposed to be made, THL will seek to exclude from the terms of such Tag-Along Sale any material restrictions on the ability, following such Tag-Along Sale, of any Tag-Along Person to conduct its business in a manner consistent with past practice. Delivery of such certificate or certificates representing the shares to be Transferred and the limited power-of-attorney authorizing THL to Transfer such shares shall constitute an irrevocable acceptance of the Tag-Along Offer by such Tag-Along Persons. If, at the end of a 120 day period after such delivery, THL has not completed the Transfer of all such shares on substantially the same terms and conditions set forth in the Tag-Along Notice, THL shall return to each Tag-Along Person the limited power-of-attorney (and all copies thereof) together with all certificates representing the shares which such Tag-Along Person delivered for Transfer pursuant to this Section 4.1.

                           (d) Concurrently with the consummation of the
Tag-Along Sale, THL shall notify the Tag-Along Persons thereof, shall remit to the Tag-Along Persons the total consideration (by bank or certified check) for the Shares of the Tag-Along Persons Transferred pursuant thereto, and shall, promptly after the consummation of such Tag-Along Sale furnish such other evidence of the completion and time of completion of such Transfer and the terms thereof as may be reasonably requested by the Tag-Along Persons.

                           (e) If at the termination of the Tag-Along Notice
Period any Tag-Along Person shall not have elected to participate in the Tag-Along Sale, such Tag-Along Person will be deemed to have waived its rights under Section 4.1(a), with respect to the Transfer of its securities pursuant to such Tag-Along Sale.

                           (f) If any Tag-Along Person declines to exercise its
Tag-Along Rights or elects to exercise its Tag-Along Rights with respect to less than such Tag-Along Person's Tag-Along Portion, the THL Entities shall be entitled to Transfer, pursuant to the Tag-Along Offer, a number of shares held by the THL Entities equal to the number of shares constituting the portion of such Tag-Along Person's Tag-Along Portion with respect to which Tag-Along Rights were not exercised.

                           (g) THL may sell, on behalf of the THL Entities and
any Tag-Along Person who exercises the Tag-Along Rights pursuant to this Section 4.1, the shares subject to the Tag-Along Offer on the terms and conditions set forth in the Tag-Along Notice within 120 days of the date on which Tag-Along Rights shall have been waived, exercised or expire.

                  Section IV.2 RIGHT TO COMPEL PARTICIPATION IN CERTAIN TRANSFERS. (a) If (i) the THL Entities propose to Transfer not less than 50% of their Initial Ownership of Common Stock to a Third Party in a bona fide sale or
(ii) the THL Entities propose a Transfer in which the shares of Common Stock to be Transferred by Shareholders constitute more than 50% of the outstanding shares of Common Stock (a "Drag-Along Sale"), THL may at its option require all Shareholders to sell all Equity Securities proposed to be sold therein ("Drag-Along Rights") then held by every Non-THL Shareholder, and (subject to and at the closing of the Drag-Along Sale) to compel to exercise all, but not less than all, of the Derivatives (whether then vested or unvested) held by every Non-THL Shareholder and to sell all of the Shares received upon such exercise to such Third Party, for the same consideration and otherwise on the same terms and conditions as the THL Entities; provided, that any Non-THL Shareholder who holds Derivatives the exercise price per share of which is greater than the per share price at which the Shares are to be sold to the Third Party may, if required by THL to exercise such Derivatives, in place of such exercise, submit to irrevocable cancellation thereof without any liability for payment of any exercise price with respect thereto; provided, further, that, upon such Drag-Along Sale, the Primary Executives shall have the right, but not the obligation, to require the Equity Investors to, at THL's option, either arrange for the purchase by a third party or purchase directly all of the Shares held by such Primary Executive as a condition to consummation of such Drag-Along Sale and, in which case the number of shares to be sold by each Equity Investor will be reduced on a proportional basis. The number of shares of each class of Equity Securities to be sold by each Non-THL Shareholder will be the Drag-Along Portion of the shares of such class that such Non-THL Shareholder owns. "Drag-Along Portion" means, with respect to any Non-THL Shareholder and any class of Equity Securities, the number of Shares of such class of Equity Securities beneficially owned by such Non-THL Shareholder multiplied by a fraction, the numerator of which is the number of shares of such class of Equity Securities proposed to be sold by the THL Entities on behalf of the THL Entities and the Non-THL Shareholders (as reduced by the number of shares of such class of Equity Securities to be sold by the Primary Executives in excess of their pro rata interest) and the denominator of which is the total number of shares of such class of Equity Securities beneficially owned by the Shareholders. In the event the Drag-Along Sale is not consummated with respect to any shares acquired upon exercise of Derivatives, such Derivatives shall be deemed not to have been exercised or cancelled, as applicable. To the extent the Drag-Along Sale relates to Derivatives, and THL determines not to compel the exercise thereof, the Derivatives shall be treated as a separate class of Equity Securities and, if applicable, Derivatives are referred to in this Section 4.2 as "shares" of such class.

                           (b) THL shall provide written notice of such
Drag-Along Sale to the Non-THL Shareholders (a "Drag-Along Notice") not later than the fifteenth day prior to the proposed Drag-Along Sale. The Drag-Along Notice shall identify the Transferee, the number of shares of any class of Equity Securities, the consideration for which a Transfer is proposed to be made for each class of Equity Securities (the "Drag-Along Sale Price(s)") and all other material terms and conditions of the Drag-Along Sale. Subject to
Section 4.2(d), each Non-THL Shareholder shall be required to participate in the Drag-Along Sale on the terms and conditions set forth in the Drag-Along Notice and to tender all its Shares as set forth below. It is understood that to the extent THL can do so without affecting the other terms on which the Drag-Along Sale is proposed to be made, THL will seek to exclude from the terms of such Drag-Along Sale any material restrictions on the ability, following such Drag-Along Sale, of any Non-THL Shareholder to conduct its business in a manner consistent with past practice. The price(s) payable in such Transfer shall be the Drag-Along Sale Price(s). Not later than the tenth day following the date of the Drag-Along Notice (the "Drag-Along Notice Period"), each of the Non-THL Shareholders shall deliver to a representative of THL designated in the Drag-Along Notice certificates representing all the Shares beneficially owned and held by such Non-THL Shareholder, duly endorsed, (or evidence of title and ownership of any Derivative which are subject to the Drag-Along Sale but which are not exercised in connection therewith) together with all other documents required to be executed in connection with such Drag-Along Sale, or if such delivery is not permitted by applicable law, an unconditional agreement to deliver such shares pursuant to this Section 4.2 at the closing for such Drag-Along Sale against delivery to such Non-THL Shareholder of the consideration therefor. If a Non-THL Shareholder should fail to deliver such certificates to THL, the Company shall cause the books and records of the Company to show that such shares are bound by the provisions of this Section 4.2 and that such shares shall be Transferred to the purchaser of the shares immediately upon surrender for Transfer by the holder thereof.

                           (c) The THL Entities shall have a period of 90 days
from the date of receipt of the Drag-Along Notice to consummate the Drag-Along Sale on the terms and conditions set forth in such Drag-Along Sale Notice. If the Drag-Along Sale shall not have been consummated during such period, THL shall return to each of the Non-THL Shareholders all certificates or other evidence of title and ownership representing shares that such Non-THL Shareholder delivered for Transfer pursuant hereto, together with any documents in the possession of THL executed by the Non-THL Shareholder in connection with such proposed Transfer, and all the restrictions on Transfer contained in this Agreement or otherwise applicable at such time with respect to shares owned by the Non-THL Shareholders shall again be in effect.

                           (d) Concurrently with the consummation of the
Transfer of shares pursuant to this Section 4.2, THL shall give notice thereof to all Shareholders, shall remit to each of the Shareholders who have surrendered their certificates or other evidence of title and ownership the total consideration (by bank or certified check) for the shares Transferred pursuant hereto and shall furnish such other evidence of the completion and time of completion of such Transfer and the terms thereof as may be reasonably requested by such Shareholders.

                           (e) Notwithstanding any provision of this Agreement
to the contrary, in the event the terms on which a Drag-Along Sale is proposed to be made shall include a provision which materially and adversely affects the ability of any Non-THL Shareholder to compete in any line of business or geographic area, such Non-THL Shareholder shall not be required to participate in the Drag-Along Sale on the terms and conditions set forth in the Drag-Along Notice. In the event any Shareholder shall elect, pursuant to the preceding sentence, not to participate in the Drag-Along Sale, THL Entities and their THL Designated Transferees shall have the right to purchase, and such Shareholder shall be obligated to sell to the THL Entities and their THL Designated Transferees such Shareholder's shares, at the Drag-Along Sale Price(s) and on substantially the same terms (other than any such non-compete provision), not later than immediately prior to the consummation of the Drag-Along Sale. Except as provided above, in connection with any Drag-Along Sale, all Shareholders shall be subject to (i) the same terms and conditions of sale and (ii) the same indemnity, contribution, hold-back, escrow or similar obligations.

                  Section IV.3 PREEMPTIVE RIGHTS. (a) The Company shall provide each Shareholder with a written notice (a "Preemptive Rights Notice") of any proposed issuance by the Company of Equity Securities (other than the issuance of Equity Securities in connection with a THL Exchange) at least 10 days prior to the proposed issuance date. Such notice shall specify the price at which the Equity Securities are to be issued and the other material terms of the issuance.

                           (i) In the event the Company shall issue any New Common Securities or New Preferred Securities (collectively, the "New Securities") to any third party (including any Shareholder) prior to a Qualifying Public Offering, the THL Entities and each Management Shareholder shall be entitled to purchase, at the price and on the terms at which such New Securities are proposed to be issued and specified in such Preemptive Rights Notice, the THL Entities' or such Management Shareholder's Preemptive Rights Portion of such class of the New Securities proposed to be issued. "Preemptive Rights Portion" means, with respect to New Common Securities, the pro rata portion of New Common Securities proposed to be issued by the Company, which amount shall be based upon such Shareholder's Initial Ownership of shares of Common Stock as a percentage of the sum of the Initial Ownership of shares of Common Stock of (A) the THL Entities, (B) all Institutional Shareholders and (C) all Management Shareholders and, with respect to New Preferred Securities, the pro rata portion of New Preferred Securities proposed to be issued by the Company, which amount shall be based upon such Shareholder's Initial Ownership of shares of Preferred Stock as a percentage of the sum of the Initial Ownership of shares of Preferred Stock of (A) the THL Entities and (B) all Institutional Shareholders.

                  (ii) In the event that the Company shall issue any New Securities to any third party (including any Shareholder) following a Qualifying Public Offering, the THL Entities shall be entitled to purchase, at the price and on the terms at which such New Securities are proposed to be issued and specified in such Preemptive Rights Notice, the THL Entities' Preemptive Rights Portion of such class of the New Securities proposed to be issued.

                  (iii) In the event the THL Entities propose to purchase any New Securities from the Company pursuant to Section 4.3(a)(i) or (ii) or otherwise, the THL Entities may elect to purchase any or all of their Preemptive Rights Portion in the form of non-voting New Securities on the same terms and conditions as would have been available to purchase shares of voting New Securities.

                  (iv) In the event the THL Entities propose to purchase any New Securities from the Company pursuant to 4.3(a)(i) or (ii) or otherwise,
         (A) prior to a Qualifying Public Offering, each Institutional Shareholder, and (B) following a Qualifying Public Offering, each Non-THL Shareholder shall be entitled to purchase, at the price and on the terms at which the THL Entities propose to purchase such New Securities and specified in such Preemptive Rights Notice, such Shareholder's Preemptive Rights Portion of such class of the New Securities proposed to be issued in the transaction giving rise to the THL Entities' proposed purchase of New Securities; provided, however, such Shareholders shall not be entitled to purchase New Securities unless the THL Enti-
ties complete the purchase of New Securities in accordance with the Preemptive Rights Notice.

                  A Shareholder may exercise its rights under this Section 4.3 by delivering written notice of its election to purchase New Securities to the Company, THL and each Non-THL Shareholder within five days of receipt of the Preemptive Rights Notice. A delivery of such a written notice (which notice shall specify the number of New Securities to be purchased by the Shareholder submitting such notice) by such Shareholder shall constitute a binding agreement of such Shareholder to purchase, subject to the purchase by THL of its portion of such New Securities, at the price and on the terms specified in the Preemptive Rights Notice, the number of New Securities specified in such Shareholder's written notice.

                           (b) In the event any Non-THL Shareholder declines to
exercise its preemptive rights under this Section 4.3 or elects to exercise such rights with respect to less than such Shareholder's Preemptive Rights Portion, the THL Entities shall have the right to purchase, or any Non-THL Shareholder designated by THL shall have the right to purchase, from the Company the number of New Securities constituting the Preemptive Rights Portion with respect to which such Non-THL Shareholder shall not have exercised its preemptive rights.

                           (c)  In the case of any issuance of New Securities,
the Company shall have 90 days from the date of the Preemptive Rights Notice to consummate the proposed issuance of any or all of such New Securities which the Shareholders have not elected to purchase at the price and upon terms that are not materially less favorable to the Company than those specified in the Preemptive Rights Notice. At the consummation of such issuance, the Company shall issue certificates representing the New Securities to be purchased by each Shareholder exercising preemptive rights pursuant to this Section 4.3 registered in the name of such Shareholder, against payment by such Shareholder of the purchase price for such New Securities. If the Company proposes to issue

New Securities after such 90-day period, it shall again comply with the procedures set forth in this Section.

                           (d) Notwithstanding the foregoing, no Shareholder
shall be entitled to purchase New Securities as contemplated by this Section 4.3 in connection with issuances of New Securities (i) to employees of the Company or any Subsidiary pursuant to employee benefit plans or arrangements approved by the Board (including upon the exercise of employee stock options), or (ii) in connection with any bona fide, arm's-length restructuring or refinancing of outstanding indebtedness (including convertible indebtedness) of the Company or any Subsidiary. The Company shall not be under any obligation to consummate any proposed issuance of New Securities, regardless of whether it shall have delivered a Preemptive Rights Notice in respect of such proposed issuance.

                           (e)  The Company will use its reasonable best efforts
to provide the Preemptive Rights Notice at least 15 Business Days prior to any proposed issuance of New Securities. In the event it is impracticable to provide the Preemptive Rights Notice at least 15 Business Days prior to such issuance, any Shareholder may offer to finance or arrange to finance the purchase by any other Shareholder of such other Shareholder's Preemptive Rights Portion and such financing or arranging Shareholder shall be entitled to receive as compensation for such services reasonable and customary fees and expenses. No Shareholder shall be under any obligation to provide or arrange such financing for any other Shareholder.

                  Section 4.4. CERTAIN OTHER PURCHASES OF EQUITY SECURITIES. In the event, at any time after the date hereof and prior to the Trigger Date, the THL Entities shall acquire any Equity Securities (other than Equity Securities acquired in a THL Exchange) from any Person other than the Shareholders, THL shall deliver, within five Business Days of the date of such acquisition, a notice to each Equity Investor (a "Third Party Purchase Notice") specifying the class of Equity Securities, the number of shares of such class acquired and the weighted average of price per share paid by the THL Entities.

Such Third Party Purchase Notice shall constitute an offer to each such Shareholder to purchase such Shareholder's Third Party Purchase Portion of the number of shares of such class acquired by the THL Entities. A Shareholder may exercise its rights under this Section 4.4 by delivering written notice of its election to purchase its Third Party Purchase Portion within ten days of receipt of the Third Party Purchase Notice. A delivery of such written notice (which shall specify the number of shares of such class of Equity Securities to be purchased by the Shareholder submitting such notice) by such Shareholder shall constitute a binding agreement of such Shareholder to purchase, at the price and on the terms specified in the Third Party Purchase Notice, the number of shares of a class of Equity Securities specified in such notice. At the consummation of the Transfer of the shares of a class of Equity Securities purchased by the THL Entities to any Shareholder that has exercised its right hereunder, the THL Entities shall deliver to such Shareholder certificates or other evidence of title and ownership representing the shares of such class of Equity Securities to be purchased against payment by such Shareholder of the purchase price for such shares of Equity Securities. "Third Party Purchase Portion" means, with respect to any Shareholder at any time, the number of shares of the class of Equity Securities purchased by the THL Entities in a transaction subject to
Section 4.4, multiplied by a fraction, the numerator of which is (i) the number of shares of such class of Equity Securities on a Fully Diluted basis that such Shareholder beneficially owns at such time, and the denominator of which is (ii) the total number of shares of such class of Equity Securities on a Fully Diluted basis beneficially owned at such time by all Equity Investors. To the extent the Third Party Purchase Notice relates to Derivatives, such Derivatives shall be treated as a separate class of Equity Securities and, if applicable, Derivatives are referred to in this Section 4.4 as "shares" of such class.

                                    ARTICLE V

                               REGISTRATION RIGHTS

                  Section V.1 DEMAND REGISTRATION. (a) If the Company shall receive a written request by THL that the Company effect the registration under the Securities Act of all or a portion of the THL Entities' Registrable Securities, and specifying the intended method of disposition thereof, then the Company shall promptly give written notice of such requested registration (a "THL Demand Registration") at least five days prior to the anticipated filing date of the registration statement relating to such THL Demand Registration to the Non-THL Shareholders and thereupon will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

                           (i) the Registrable Securities of the THL Entities which the Company has been so requested to register; and

                           (ii) subject to the restrictions set forth in Section 5.2, all other Registrable Securities of the same class as that to which THL's request relates for which an effective Piggyback Registration (as such term is defined in Section 5.2) request has been made;

provided, that subject to Section 5.1(d) hereof, the Company shall not be obligated to effect more than six THL Demand Registrations. In no event will the Company be required to effect more than one THL Demand Registration within any four-month period.

                           (b)      Promptly after the expiration of the 2-day
period referred to in Section 5.2(a) hereof, the Company will notify all the Shareholders to be included in the THL Demand Registration (the "Holders") of the other Holders and the number of Registrable Securities requested to be included therein. THL may, at any time prior to the effective date of the registration statement relating to such registration, revoke such re- quest, without liability to any of the other Holders, by providing a written notice to the Company revoking such re-quest, in which case such request, so revoked, shall not be considered a THL Demand Registration.

                           (c) The Company will pay all Registration Expenses in
connection with any THL Demand Registration.

                           (d)  A registration requested pursuant to this
Section 5.1 shall not be deemed to have been effected (i) unless the registration statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least 180 days (or such shorter period in which all Registrable Securities of the Holders included in such registration have actually been sold thereunder); provided, that if after any registration statement requested pursuant to this Section 5.1 becomes effective (x) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (y) less than 75% of the Registrable Securities included in such registration statement have been sold thereunder, such registration statement shall not be considered a THL Demand Registration, or (ii) if the Maximum Offering Size (as defined below) is reduced in accordance with Section 5.1(e) such that less than 66 2/3% of the Registrable Securities of the THL Entities sought to be included in such registration are included.

                           (e) If a THL Demand Registration involves an
Underwritten Public Offering and the managing underwriter shall advise the Company and THL that, in its view, (i) the number of shares of Registrable Securities requested to be included in such registration (including any securities which the Company proposes to be included which are not Registrable Securities) or (ii) the inclusion of some or all of the shares of Registrable Securities owned by the Holders, in any such case, exceeds the largest number of shares which can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the "Maximum Offering Size"), the Company will include in such registration, in the priority listed below, up to the Maximum Offering Size:

                           (A) first, all Registrable Securities requested by THL to be registered and all Registrable Securities requested to be included in such registration by any other Holder pursuant to an effective Piggyback Registration request (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the THL Entities and such Holders on the basis of the relative number of Registrable Securities held by such Shareholder); and

                           (B) second, any securities proposed to be registered by the Company.

PROVIDED, however, that in such case, any Holder may elect to withdraw such Holder's Registrable Securities from the registration.

                           (f)  Upon written notice to THL, the Company may
postpone effecting a registration pursuant to this Section 5.1 on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed), if (i) an investment banking firm of recognized national standing shall advise the Company and THL in writing that effecting the registration would materially and adversely affect an offering of securities of the Company the preparation of which had then been commenced or (ii) the Company has a bona fide business reason for determining that it is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes, in its reasonable judgment, would not be in the best interests of the Company.

                           (g) After the Company has effected two Demand
Registrations pursuant to this Section 5.1 of Common Stock, the Institutional Shareholders, upon request of such Institutional Shareholders owning a majority of the Shares acquired by such Institutional Shareholders on the Closing Date, may request that the Company register shares of Registrable Securities then owned by such Institutional Shareholders (an "Institutional Shareholder Demand Registration"). In no event will the Company be required to effect more than one such Institutional Shareholder Demand Registration. The provisions of this
Article 5 shall apply, mutatis mutandis, to any such Institutional Shareholder Demand Registration.

                           (h)  After the Transfer of Shares of Common Stock
representing more than 20% of the Shares collectively owned by the Equity Investors of the Initial Ownership on a Fully Diluted basis owned by such Equity Investors, the Primary Executives may request that the Company register Shares which are Registrable Securities then owned by them (a "Primary Executive Demand Registration"). In no event will the Company be required to effect more than three such Primary Executive Demand Registrations. The provisions of this
Article 5 shall apply, mutatis mutandis, to any such Primary Executive Demand Registration; provided, that, notwithstanding anything to the contrary herein,
(i) no Primary Executive Demand Registrations may be made during the six month period following the Effective Time or within six months after the effective date any other registration statement (other than registration statement on From S-4 or S-8 or similar form), and (ii) the Company must use its best efforts to effect such Primary Executive Demand Registration as soon as practicable, but in no event later than 120 days following the date of the demand.

                  Section V.2 PIGGYBACK REGISTRATION. (a) If the Company proposes to register any Equity Securities under the Securities Act, whether or not for sale for its own account (including pursuant to a Demand Registration), in connection with a public offering (other than a public offering pursuant to a registration statement filed in connection with a transaction of the type described in Rule 145 of the Securities Act or for the purpose of issuing securities pursuant to an employee benefit plan) it will each such time, subject to the provisions of Section 5.2(b) hereof, give prompt written notice at least five days prior to the anticipated filing date of the registration statement relating to such registration to all Shareholders and their respective

Permitted Transferees (or, in the case of a Demand Registration to all Shareholders and their Permitted Transferees other than the Shareholder making the demand), which notice shall set forth such Shareholders' rights under this
Section 5.2 and shall offer all Shareholders the opportunity to include in such registration statement such number of shares of Common Stock as each such Shareholder may request (a "Piggyback Registration"). Upon the written request of any such Shareholder made within 2 days (one of which shall be a Business
Day) after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Shareholder), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Shareholders, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided, that (i) if such registration involves an Underwritten Public Offering, all such Shareholders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected as provided in Section 5.4(f) on the same terms and conditions as apply to the Company or the other selling Shareholder, as applicable, and (ii) if, at any time after giving written notice of its intention to register on its own behalf any stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such stock, the Company shall give written notice to all such Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section
5.2 on behalf of the Company shall relieve the Company of its obligations to effect a Demand Registration, to the extent required by Section 5.1 hereof. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 5.2.

                           (b)  If a registration pursuant to this Section 5.2
involves an Underwritten Public Offering

(other than in the case of an Underwritten Public Offering resulting from a Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 5.1(e) shall apply) and the managing underwriter advises the Company that, in its view, the number of shares of Common Stock which the Company and the selling Shareholders intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering
Size:

                           (i) first, so much of the Equity Securities proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size; and

                           (ii) second, all Registrable Securities requested to be included in such registration by any Shareholder pursuant to an effective Piggyback Registration request (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholders on the basis of the relative number of shares of Registrable Securities held by such Shareholder).

                  Section V.3 HOLDBACK AGREEMENTS. With respect to each and every firmly Underwritten Public Offering, each Shareholder (collectively with all of its Affiliates which are Shareholders) owning Shares representing more than 1% of the then outstanding Shares (including Shares which would be held upon any conversion or exercise of rights) agrees, and their Permitted Transferees will agree, not to offer or sell any Shares (except for Shares, if any, sold in that Public Offering) during the period which commences on the 14th day prior to the effective date of the applicable registration statement for a public offering of Shares (except as part of such registration) and ends on the earlier of: (i) 180 days after the effective date of the registration statement or (ii) any such shorter period as the Company and the lead managing underwriter of an Underwritten Public Offering agree.

                  Section V.4 REGISTRATION PROCEDURES. Whenever Shareholders request that any Registrable Securities be registered pursuant to Section 5.1 or
5.2 hereof, the Company will, subject to the provisions of such Sections, use its best efforts, or reasonable best efforts, as the case maybe, to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in any event within 60 days of the date of demand and in connection with any such request:

                  (a) The Company will as expeditiously as possible prepare and file with the SEC a registration statement on any form selected by counsel for the Company and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days (or such shorter period in which all of the Registrable Securities of the Holders included in such registration statement shall have actually been sold thereunder).

                  (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Shareholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Shareholder. Each Shareholder shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Shareholder and the Company shall use its reasonable best efforts to comply with such request; provided, however, that the Company shall not have any obligation to so modify any information if so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) After the filing of the registration statement, the Company will (i) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Shareholder holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission under state blue sky laws and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                  (d) The Company will use its best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as the Managing Underwriter or any Shareholder or Shareholders holding such Registrable Securities reasonably (in light of such Shareholder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be nec-essary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Shareholder to consummate the disposition of the Registrable Securities owned by such Shareholder; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

                  (e) The Company will immediately notify each Shareholder holding such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Shareholder and file with the SEC any such supplement or amendment.

                  (f) In connection with (i) (A) any THL Demand Registration or
         (B) any registration by the Company of Registrable Securities, the Company shall appoint the underwriter or underwriters chosen by THL and
         (ii) (A) any Institutional Shareholder Demand Registration or (B) any Primary Executive Demand Registration, the Company shall appoint the underwriter or underwriters chosen by Shareholders holding the majority of the Registrable Securities to be registered; provided, that the underwriter or underwriters identified in accordance with clauses
         (ii)(A) and (ii)(B) shall be reasonably acceptable to the Company. The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

                  (g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company will make available for inspection by any Shareholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Section 5.4 and any attorney, accountant or other professional retained by any such Shareholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably requested by any such Person, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

                  (h) The Company will furnish to each such Shareholder and to each such underwriter, if any, a signed counterpart, addressed to such underwriter and the participating Shareholders, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as a majority of such Shareholders or the managing underwriter therefor reasonably requests.

                  (i) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and the relevant state blue sky commissions, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  (j) The Company may require each such Shareholder to promptly furnish in writing to the Company information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

                  (k) Each such Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.4(e) hereof, such Shareholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.4(e) hereof, and, if so directed by the Company, such Shareholder will deliver to the Company all copies, other than any permanent file copies then in such Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5.4(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.4(e) hereof to the date when the Company shall make available to such Shareholder a prospectus supplemented or amended to conform with the requirements of Section 5.4(e) hereof.

                  (l) The Company will use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed or on NASDAQ if the Common Stock is then quoted on NASDAQ not later than the effective date of such registration statement.

                  Section V.5 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Shareholder holding Registrable Securities covered by a registration statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls such Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (and officers, directors, employees, partners and agents of such controlling Persons) from and against any and all losses, claims, damages, joint or several liabilities or expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made in strict conformity with information furnished in writing to the Company by such Shareholder or on such Shareholder's behalf expressly for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any final prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the final prospectus (or, in the case of a final prospectus, the final prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such current copy of such final prospectus (or such amended or supplemented prospectus, as the case may be) to such Shareholder in a timely manner prior to such sale and it was the responsibility of such Shareholder under the Securities Act to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the final prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Shareholders provided in this
Section 5.5.

                  Section V.6 INDEMNIFICATION BY PARTICIPATING SHAREHOLDERS. Each Shareholder holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person (other than such Shareholder), if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Shareholder, but only
(i) with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 5.5 results from the fact that a current copy of the final prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the time of the written confirmation of the sale of the Registrable Securities concerning such Person if it is determined that it was the responsibility of such Shareholder to provide such Person with a current copy of the final prospectus (or such amended or supplemented pro-spectus, as the case may be) and such current copy of the final prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Shareholder shall be prepared, if required by the underwriting agreement, to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 5.6. As a condition to including Registrable Securities in any registration statement filed in accordance with Article 5 hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

                  No Shareholder shall be liable under Section 5.6 for any damage thereunder in excess of the net proceeds realized by such Shareholder in the sale of the Registrable Securities of such Shareholder.

                  Section V.7 CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 5, such Person (an "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified

Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any and all losses, claims, damages, liabilities and expenses or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

                  Section V.8 CONTRIBUTION. If the indemnification provided for in this Article 5 is held by a court of competent jurisdiction to be unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Shareholders holding Registrable Securities covered by a registration statement and their related Indemnified Parties on the one hand and the underwriters and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Shareholders on the one hand and the underwriters on the other, from the offering of the Shareholders' Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Shareholders on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company and their related Indemnified Parties on the one hand and each such Shareholder and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Shareholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Shareholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Shareholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Shareholders or by such underwriters. The relative fault of the Company on the one hand and of each such Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 5.8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.8 no underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to securities purchased by such underwriter in such offering, less the aggregate amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Shareholder shall be required to contribute any amount in excess of the amount by which the net proceeds realized on the sale of the Registrable Securities of such Shareholder exceeds the amount of any damages which such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Shareholder's obligation to contribute pursuant to this Section 5.8 is several in the proportion that the proceeds of the offering received by such Shareholder bears to the total proceeds of the offering received by all such Shareholders and not joint.

                  Section V.9 PARTICIPATION IN PUBLIC OFFERING. No Person may participate in any Underwritten Public Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

                  Section V.10 COOPERATION BY THE COMPANY. In the event any Shareholder shall Transfer any Registrable Securities pursuant to Rule 144A under the Securities Act, the Company shall cooperate, to the extent commercially reasonable, with such Shareholder and shall provide to such Shareholder such information as such Shareholder shall reasonably request.

                  Section V.11 NO TRANSFER OF REGISTRATION RIGHTS. None of the rights of Shareholders under this Article 5 shall be assignable by any Shareholder to any Person acquiring securities of such Shareholder in any Public Offering or pursuant to Rule 144A of the Securities Act.

                                   ARTICLE VI

                        CERTAIN COVENANTS AND AGREEMENTS

                  Section VI.1 CONFIDENTIALITY. (a) Each Shareholder hereby agrees that Confidential Information (as defined below) furnished and to be furnished to it was and will be made available in connection with such Shareholder's investment in the Company. Each Shareholder agrees that it will use the Confidential Information only in connection with its investment in the Company and not for any other purpose. Each Shareholder further acknowledges and agrees that it will not disclose any Confidential Information to any Person; provided that Confidential Information may be disclosed (i) to such Shareholder's Representatives (as defined below) in the normal course of the performance of their duties or to any financial institution providing credit to such Shareholder, (ii) to the extent required by applicable law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Shareholder is subject; provided that such Shareholder gives the Company prompt notice of such request(s), to the extent practicable, so that the Company may seek an appropriate protective order or similar relief (and the Shareholder shall cooperate with such efforts by the Company, and shall in any event make only the minimum disclosure required by such law, rule or regulation)), (iii) to any Person to whom such Shareholder is contemplating a Transfer of its Shares (provided that such Transfer would not be in violation of the provisions of this Agreement and as long as such potential Transferee is advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement in form and substance satisfactory to the Company (it being understood that a confidentiality agreement consistent with the provisions hereof shall be satisfactory to the Company)) or (iv) if the prior written consent of the Board shall have been obtained. Nothing contained herein shall prevent the use (subject, to the extent possible, to a protective order) of Confidential Information in connection with the assertion or defense of any claim by or against the Company or any Shareholder. Notwithstanding the foregoing, each Shareholder or Affiliate of a Shareholder who engages principally in the business of effecting or recommending transactions, either as a principal or as agent on behalf of third parties, in, relating to or involving securities (including public securities of the Company or its subsidiaries) and including, without limitation, transactions in which such Shareholder or Affiliate may act as an investment advisor, an investment company, a broker or dealer in securities, an underwriter or placement agent of securities, a market maker, a specialist, an arbitrageur, a block positioner or a provider of securities research, may engage in such activities with respect to securities of the Company so long as, prior to engaging in any such activities (i) such Shareholder has established an effective "ethical wall" between individuals receiving Confidential Information and those individuals (including Affiliates) involved in effectuating trades or other transactions involving such securities of the

Company or its subsidiaries, which "ethical wall" is designed to prevent any transfer, directly or indirectly, of Confidential Information and (ii) such purchases, sales, dealings or other transactions are made only in accordance with such "ethical wall" policies and procedures in accordance with applicable law, rule or regulation.

                           (b)  "Confidential Information" means any information
concerning the Company and Persons which are or become its subsidiaries or the financial condition, business, operations or prospects of the Company and Persons which are or become its subsidiaries in the possession of or furnished to any Shareholder (including, without limitation by virtue of its present or former right to designate a director of the Company); provided that the term "Confidential Information" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder or its partners, directors, officers, employees, agents, counsel, investment advisers or representatives (all such persons being collectively referred to as "Representatives") in violation of the Merger Agreement or this Agreement, (ii) is or was available to such Shareholder on a nonconfidential basis prior to its disclosure to such Shareholder or its Representatives by the Company or (iii) was or becomes available to such Shareholder on a non-confidential basis from a source other than the Company, provided that such source is or was (at the time of receipt of the relevant information) not, to the best of such Shareholder's knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Company or another Person.

                  Section VI.2 REPORTS. The Company will furnish all the Equity Investors with the quarterly and annual financial reports that the Company is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Exchange Act promptly after the filing thereof or, in the event the Company is not required to file such reports, quarterly and annual reports containing the same information as would be required in such reports on the date that such reports would otherwise be filed.

                  Section VI.3 LIMITATIONS ON SUBSEQUENT REGISTRATION. The Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company (a) which conflicts with the provision of
Article V, (b) that would allow such holder or prospective holder to include such securities in any registration filed pursuant to Section 5.1 or 5.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities would not reduce the amount of the Registrable Securities of the Shareholders included therein or (c) on terms otherwise more favorable than this Agreement.

                  Section VI.4 LIMITATION ON PURCHASE OF EQUITY SECURITIES. Until the earlier to occur of (i) the seventh anniversary of the Closing Date or
(ii) the date on which at least 40% of the outstanding Common Stock on a Fully Diluted basis of the Company is held by Persons other than the Shareholders (the "Trigger Date"), no Non-THL Shareholder shall acquire any Equity Securities except if (A) with respect to each Institutional Shareholder, such Shareholder may acquire Equity Securities in a purchase of Equity Securities pursuant to
Section 4.3 or 4.4 hereof, (B) with respect to each Management Shareholder, such Shareholder may acquire Equity Securities either in a purchase of Equity Securities pursuant to Section 4.3 or 4.4 hereof or in any other transaction so long as THL has been notified at least five Business Days in advance and if given a reasonable opportunity to consult with such Shareholder prior to the purchase or (C) in a Transfer from any other Non-THL Shareholder which is otherwise permitted under the terms of Article 3 hereof.

                  Section VI.5  REGULATED STOCKHOLDERS.

                  (a) If a Regulated Stockholder determines that it has a Regulatory Problem, the Company agrees to take all such actions, subject to Applicable Law, as are reasonably requested by such Regulated Stockholder (i) to effectuate and facilitate any transfer by such Regulated Stockholder of any Equity Securities of the Company then held by such Regulated Stockholder to any Person designated by such Regulated Stockholder,
(ii) to permit such Regulated Stockholder (or any Affiliate of such Regulated Stockholder) to exchange all or any portion of the voting Equity Securities then held by such Person on a share-for-share basis for shares of a class of non-voting Equity Securities of the Company, which non-voting Equity Securities shall be convertible into voting Equity Securities on such terms as are requested by such Regulated Stockholder in light of regulatory considerations then prevailing, and (iii) to continue and preserve the respective allocation of the voting interests with respect to the Company provided for in this Agreement and with respect to such Regulated Stockholder's ownership of the Company's voting Equity Securities. Such actions may include, without limitation, (x) entering into such additional agreements as are reasonably requested by such Regulated Stockholder to permit any Person(s) designated by such Regulated Stockholder to exercise any voting power which is relinquished by such Regulated Stockholder upon any exchange of voting Equity Securities for non-voting Equity Securities of the Company, and (y) entering into such additional agreements, adopting such amendments to the charter documents of the Company and taking such additional actions as are reasonably requested by such Regulated Stockholder in order to effectuate the intent of the foregoing.

                  (b) If a Regulated Stockholder has the right or opportunity to acquire any of the Company's Equity Securities from the Company, any Stockholder or any other Person (as the result of a preemptive offer, pro rata offer or otherwise), at such Regulated Stockholder's request, the Company will offer to sell (or if the Company is not the seller, to cooperate with the seller and such Regulated Stockholder to permit such seller to sell) such non-voting Equity Securities on the same terms as would have existed had such Regulated Stockholder acquired the Equity Securities so offered and immediately requested their exchange for non-voting Equity Securities pursuant to clause (a) above.

                  (c) The Company agrees not to amend or waive the voting or other provisions of this Agreement or the Company's charter documents if such amendment or waiver would cause any Regulated Stockholder to have a Regulatory Problem; provided that any such Regulated Stockholder notifies the Company that it would have a Regulatory Problem promptly after it has notice of such amendment or waiver.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section VII.1 ENTIRE AGREEMENT. This Agreement, the Merger Agreement, the Subscription Agreement and the Equity Warrant Acquisition Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  Section VII.2 BINDING EFFECT; BENEFIT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  Section VII.3 ASSIGNABILITY. (a) Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Shareholder; provided that any Person acquiring shares of Common Stock who is required by the terms of this Agreement to become a party hereto shall execute and deliver to the Company an agreement to be bound by this Agreement and shall thenceforth be a "Shareholder."

                           (b)  Any Permitted Transferee of a Management
Shareholder who shall become a party hereto shall be deemed a "Management Shareholder."

                           (c)  Any Permitted Transferee of an Institutional
Shareholder who shall become a party to this Agreement shall be deemed an "Institutional Shareholder."

                  Section VII.4 AMENDMENT; WAIVER; TERMINATION. (a No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with approval of the Board of Directors and holders of at least 50% of the shares of Common Stock held by the parties to this Agreement at the time of such proposed amendment or modification. Notwithstanding the foregoing or any other provision of this Agreement, THL may at any time, including after completion of a Qualifying Public Offering, and without any other action by any other party, effectuate an amendment to this Agreement to delete in its entirety Section 4.3(a); provided, however, that if THL causes such Section to be deleted, so long as the THL Entities own at least 10% of their Initial Ownership of shares of Common Stock, the THL Entities shall not purchase any New Securities from the Company unless the Company offers each Non-THL Shareholder the right to participate in the purchase of such New Securities in accordance with Section 4.3(a)(iii) as if it continued to be in effect.

                           (b)  In addition, any amendment or modification of
any provision of this Agreement that would adversely affect THL may be effected only with the consent of THL.

                           (c)  In addition, any amendment or modification of
any provision of this Agreement that would adversely affect any (i) Institutional Shareholder may be effected only with the consent of such Institutional Shareholders holding at least 66 2/3% of the shares of Common Stock held by such Institutional Shareholders or (ii) Management Shareholder may be effected only with the consent of the Management Shareholders (which must include the Primary Executives) holding at least 50% of the shares of Common Stock held by the Management Shareholders.

                           (d)  This Agreement shall terminate on January 21,
2008 unless earlier terminated.

                  Section VII.5 NOTICES. (a) All notices and other communications given or made pursuant hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given and received when sent by fax (with confirmation in writing via first class U.S. mail) or delivered personally or on the third Business Day after being sent by registered or certified U.S. mail (postage prepaid, return receipt requested) to the parties at the fax number or address set forth below or at such other addresses as shall be furnished by the parties by like notice:

                  (i) if to the Company, to:

                           Fisher Scientific International, Inc.
                           Liberty Lane
                           Hampton, New Hampshire  03842
                           Attention:  Todd M. DuChene, Esq.
                           Fax: (603) 929-2703

                  (ii) if to a Management Shareholder who holds Equity Securities exclusively through the Rabbi Trust, to such Shareholder's attention at the following address:

                           Mellon Bank
                           1 Mellon Bank Building

                           500 Grant Street
                           Pittsburgh, Pennsylvania 15219
                           Fax:  (412)236-4222

                  (iii) if to any other Management Shareholder, to such Shareholder's attention at the following address:

                           Fisher Scientific International, Inc.
                           Liberty Lane
                           Hampton, New Hampshire 03842
                           Fax:  (603) 929-2703

                  (iv) if to a THL Associate, to such Shareholder's attention at the following address:

                           Thomas H. Lee Company
                           75 State Street
                           Suite 2600
                           Boston, Massachusetts 02109
                           Fax:  (617) 227-3514

                  with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           919 Third Avenue
                           New York, New York  10022
                           Attention:  Eric L. Cochran, Esq.
                           Fax:  (212) 735-2000

                  (v) if to any other Shareholder, to such Shareholder at the address specified by such Shareholder on the signature pages of this Agreement.

                  Any Shareholder may change its notice address by providing notice to the Company with a copy, in the case of the Non-THL Shareholders, to

                           Thomas H. Lee Company
                           75 State Street
                           Suite 2600
                           Boston, Massachusetts 02109

                           Attention:  Anthony J. DiNovi
                           Fax: (617) 227-3514

                  Any Person who becomes a Shareholder shall provide its address and fax number to the Company, which shall promptly provide such information to each Non-THL Shareholder.

                           (b)  Notices required to be given pursuant to
Sections 5.1(a) and 5.1(b) and Section 5.2 by the Company shall be deemed given only if such notices are also be given telephonically and by fax to the following persons (or any other individual the respective entities may designate in writing to the Company to replace such person):


                           (i)  for the benefit of the THL Entities, to Anthony
         J. DiNovi (tel: 617-227-1050; fax: 617-227-3514), with a copy to Eric
         L. Cochran (tel: 212-735-2596; fax: 212-735-2000);

                           (ii)  for the benefit of the Management
         Shareholders, to Todd DuChene (tel: 603-926-2340; fax: 603-929-2703), with a copy to Eric Press (tel: 212-403-1314; fax: 212-403-2000);

                           (iii) for the benefit of the DLJ Entities, to Thompson Dean (tel: 212-892-4460; fax: 212-892-7272) and Kirk Wortman (tel: 212-892-7041; fax: 212-892-7272), with a copy to George R. Bason,
         Jr. (tel: 212-450-4000; fax: 212-450-4800);

                           (iv) for the benefit of Chase Equity, to Jonas Steinman (tel: 212-622-3028; fax: 212-622-3101), with a copy to John J.
         Suydam (tel: 212-408-2471; fax 212-408-2420);

                           (v) for the benefit of the Merrill Lynch Entities, to Robert Tully (tel: 212-236-7304; fax: 212-236-7360) and Margaret Nelson (tel: 212-449-9812; fax: 212-449-9813), with a copy to Deborah Zajkowski (tel: 212-449-2973; fax: 212-449-1119).

                  Section VII.6 HEADINGS. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

                  Section VII.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  Section VII.8 APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

                  Section VII.9 SPECIFIC PERFORMANCE. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

                  Section VII.10 CONSENT TO JURISDICTION; EXPENSES. (a) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Federal Court sitting in the State of Delaware or any Delaware State court sitting in Delaware, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party by any method provided in
Section 7.5 shall be deemed effective service of process on such party and consents to the personal jurisdiction of any Federal Court sitting in the State of Delaware, or any Delaware State court sitting in Delaware.

                  (b) In any dispute arising under this Agreement among any of the parties hereto, the costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the prevailing party shall be paid by the party that does not prevail.

                  Section VII.11  REPRESENTATIVE.

                           (a) Each THL Entity hereby designates and appoints
(and each Permitted Transferee of each such THL Entities is hereby deemed to have so designated and appointed) each of Anthony J. DiNovi, Scott Sperling and Kent Weldon, as his attorney-in-fact with full power of substitution for each of them (the "THL Entities' Representative"), to serve as the representative of each such person to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by such person and hereby acknowledges that the THL Entities' Representative shall be the only person authorized to take any action so required, authorized or contemplated by this Agreement by each such person. Each such person further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such person. Each such person hereby authorizes (and each such Permitted Transferee shall be deemed to have authorized) the other parties hereto to disregard any notice or other action taken by such person pursuant to this Agreement except for the THL Entities' Representative. The other parties hereto are and will be entitled to rely on any action so taken or any notice given by the THL Entities' Representative and are and will be entitled and authorized to give notices only to the THL Entities' Representative for any notice contemplated by this Agreement to be given to any such person. A successor to the THL Entities' Representative may be chosen by a majority in interest of the THL Entities' Shareholders, provided that notice thereof is given by the new THL Entities' Representative to the Company and to each Non-THL Shareholder.

                           (b) Each DLJ Entity hereby designates and appoints
(and each Permitted Transferee of each such DLJ Entities' is hereby deemed to have so designated and appointed) DLJ Merchant Banking II, Inc., as his attorney-in-fact with full power of substitution for each of them (the "DLJ Entities' Representative"), to serve as the representative of each such person to perform all such acts (other than voting of shares of Common Stock) as are required, authorized or contemplated by this Agreement to be performed by such person and hereby acknowledges that the DLJ Entities' Representative shall be the only person authorized to take any action so required, authorized or contemplated by this Agreement by each such person. Each such person hereby authorizes (and each such Permitted Transferee shall be deemed to have authorized) the other parties hereto to disregard any notice or other action taken by such person pursuant to this Agreement except for the DLJ Entities' Representative. The other parties hereto are and will be entitled to rely on any action so taken or any notice given by the DLJ Entities' Representative and are and will be entitled and authorized to give notices only to the DLJ Entities' Representative for any notice contemplated by this Agreement to be given to any such person. A successor to the DLJ Entities' Representative may be chosen by a majority in interest of the DLJ Entities' Shareholders, provided that notice thereof is given by the new DLJ Entities' Representative to the Company and to each other DLJ Entity Shareholder.

                           (c) Each Merrill Lynch Entity hereby designates and
appoints (and each Permitted Transferee of each such Merrill
Lynch Entities is hereby deemed to have so designated and appointed) KECALP Inc., as his attorney-in-fact with full power of substitution for each of them (the "Merrill Lynch Entities Representative"), to serve as the representative of each such person to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by such person and hereby acknowledges that the Merrill Lynch Entities Representative shall be the only person authorized to take any action so required, authorized or contemplated by this Agreement by each such person. Each such person further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such person. Each such person hereby authorizes (and each such Permitted Transferee shall be deemed to have authorized) the other parties hereby to disregard any notice or other action taken by such person pursuant to this Agreement except for the Merrill Lynch Entities Representative. The other parties hereto are and will be entitled to rely on any action so taken or any notice given by the Merrill Lynch Entities Representative and are and will be entitled and authorized to give notices only to the Merrill Lynch Entities Representative for any notice contemplated by this Agreement to be given to any such person. A successor to the Merrill Lynch Entities Representative may be chosen by a majority in interest of the Merrill Lynch Entities' Shareholders, provided that notice thereof is given by the new Merrill Lynch Entities Representative to the Company and to each other Merrill Lynch Entity Shareholder.

                           (d)  Each Management Shareholder hereby designates
and appoints (and each Permitted Transferee of each such Management Shareholder is hereby deemed to have so designated and appointed) Paul M. Meister, as his attorney-in-fact with full power of substitution for each of them (the "Management Representative"), to serve as the representative of each such person to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by such person and hereby acknowledges that the Management Representative shall be the only person authorized to take any action so required, authorized or contemplated by this Agreement by each such person. Each such person further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such person. Each such person hereby authorizes (and each such Permitted Transferee shall be deemed to have authorized) the other parties hereby to disregard any notice or other action taken by such person pursuant to this Agreement except for the Management Representative. The other parties hereto are and will be entitled to rely on any action so taken or any notice given by the Management Representative and are and will be entitled and authorized to give notices only to the Management Representative for any notice contemplated by this Agreement to be given to any such person. A successor to the Management Representative may be chosen by a majority in interest of the Management Shareholders, provided that notice thereof is given by the new Management Representative to the Company and to each other Management Shareholder.

                  Section VII.12 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum possible extent so as to effectuate the parties' intent to the maximum possible extent, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    FISHER SCIENTIFIC INTERNATIONAL INC.


                                    By: /s/ TODD M. DuCHENE
                                        ---------------------------------------
                                        Name: Todd M. DuChene
                                        Title: Vice President - General Counsel
                                               and Secretary

THL Equity Shareholders:


                                    THOMAS H. LEE EQUITY FUND III, L.P.


                                    By: THL Equity Advisors III Limited
                                        Partnership, as General Partner

                                    By: THL Equity Trust III,
                                        as General Partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:



                                    THOMAS H. LEE FOREIGN FUND III, L.P.


                                    By: THL Equity Advisors III Limited
                                        Partnership, as General Partner

                                    By: THL Equity Trust III,
                                        as General Partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:

                                    THL FSI EQUITY INVESTORS, L.P.


                                    By: THL Equity Advisors III
                                        Limited Partnership, as
                                        General Partner

                                    By: THL Equity Trust III,
                                        as General Partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:


                                    THL-CCI LIMITED PARTNERSHIP



                                    By: THL Investment Management
                                        Corp.,as General Partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:

Management Shareholders:




                                    By: /s/
                                        ------------------------------------
                                        Name: Paul M. Montrone



                                    By: /s/
                                        ------------------------------------
                                        Name: Paul M. Meister




                                    By: /s/
                                        ------------------------------------
                                        Name: Kevin P. Clark




                                    By: /s/
                                        ------------------------------------
                                        Name: Paul F. Patek




                                    By: /s/
                                        ------------------------------------
                                        Name: Todd M. DuChene

DLJ Entities' Shareholders:


                                    DLJ MERCHANT BANKING PARTNERS II, L.P.


                                    By: DLJ Merchant Banking II, Inc.,
                                        as managing general partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:



                                    DLJ MERCHANT BANKING PARTNERS II-A, L.P.


                                    By: DLJ Merchant Banking II, Inc.,
                                        as managing general partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:



                                    DLJ OFFSHORE PARTNERS II, C.V.


                                    By: DLJ Merchant Banking II, Inc.,
                                        as advisory general partner

                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:

                                    DLJ DIVERSIFIED PARTNERS, L.P.


                                    By: DLJ Diversified Partners, Inc.,
                                        as managing general partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:



                                    DLJ DIVERSIFIED PARTNERS - A, L.P.


                                    By: DLJ Diversified Partners, Inc.,
                                        as managing general partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:



                                    DLJ MILLENNIUM PARTNERS, L.P.


                                    By: DLJ Merchant Banking II, Inc.,
                                        as managing general partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:

                                    DLJ MILLENNIUM PARTNERS - A, L.P.


                                    By: DLJ Merchant Banking II, Inc.,
                                        as managing general partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:



                                    DLJMB FUNDING II, INC.


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:



                                    UK INVESTMENT PLAN 1997 PARTNERS


                                    By: Donaldson, Lufkin & Jenrette Inc.,
                                        as general partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:

                                    DLJ EAB PARTNERS, L.P.


                                    By: DLJ LBO Plans Management Corporation,
                                        as managing general partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:


                                    DLJ ESC II, L.P.


                                    By: DLJ LBO Plans Management Corporation,
                                        as general partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:



                                    DLJ FIRST ESC, L.P.


                                    By: DLJ LBO Plans Management Corporation,
                                        as general partner


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:


                                            The address for each of the DLJ
                                            Entities listed above is:

                                            c/o DLJ Merchant Banking II, Inc.
                                            277 Park Avenue
                                            New York, New York  10172
                                            Fax:  (212) 892-7272

                                    CHASE EQUITY ASSOCIATES, L.P.


                                    By: Chase Capital Partners


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:

                                        Address:

                                                     380 Madison Avenue
                                                     New York, NY  10017

Merrill Lynch Entities:

                                    ML IBK POSITIONS, INC.


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:



                                    KECALP INC.


                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:



                                    MERRILL LYNCH KECALP L.P. 1997

                                    By: KECALP Inc., as general partner

                                    By: /s/
                                        ------------------------------------
                                        Name:
                                        Title:


                                        The address for each of the Merrill
                                        Lynch Entities listed above is:

                                                     255 Liberty Street
                                                     New York, NY  10080
                                                     Fax:  (212) 236-7584

Individual Shareholders:


                                    By: /s/
                                        ------------------------------------
                                        Name: David V. Harkins


                                    By: /s/
                                        ------------------------------------
                                        Name: The 1995 Harkins Gift Trust


                                    By: /s/
                                        ------------------------------------
                                        Name: Thomas R. Shepherd
                                              Money Purchase Pension Plan


                                    By: /s/
                                        ------------------------------------
                                        Name: Scott A. Schoen


                                    By: /s/
                                        ------------------------------------
                                        Name: C. Hunter Boll


                                    By: /s/
                                        ------------------------------------
                                        Name: Scott M. Sperling


                                    By: /s/
                                        ------------------------------------
                                        Name: Sperling Family Limited
                                              Partnership


                                    By: /s/
                                        ------------------------------------
                                        Name: Anthony J. DiNovi


                                    By: /s/
                                        ------------------------------------
                                        Name: Thomas M. Hagerty


                                    By: /s/
                                        ------------------------------------
                                        Name: Warren C. Smith, Jr.

                                    By: /s/
                                        ------------------------------------
                                        Name: Seth W. Lawry


                                    By: /s/
                                        ------------------------------------
                                        Name: Joseph J. Incandela


                                    By: /s/
                                        ------------------------------------
                                        Name: Kent R. Weldon


                                    By: /s/
                                        ------------------------------------
                                        Name: Terrence M. Mullen


                                    By: /s/
                                        ------------------------------------
                                        Name: Todd M. Abbrecht


                                    By: /s/
                                        ------------------------------------
                                        Name: Wendy L. Masler


                                    By: /s/
                                        ------------------------------------
                                        Name: THL-CCI Limited Partnership
                                              By:    Wendy L. Master
                                              Title: Vice President


                                    By: /s/
                                        ------------------------------------
                                        Name: Andrew D. Flaster


                                    By: /s/
                                        ------------------------------------
                                        Name: First Trust Co. FBO
                                              Kristina A. Watts

                                    By: /s/
                                        ------------------------------------
                                        Name: Charles Robins


                                    By: /s/
                                        ------------------------------------
                                        Name: James Westra

                                    By: /s/
                                        ------------------------------------
                                        Name: Charles A. Brizius